                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
                DIVIDEND REINVESTMENT PLAN      30
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
AMEX Ticker Symbol - VKI
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                                5.81%       5.35%
---------------------------------------------------------------------------
One-year total return                                13.02%      14.19%
---------------------------------------------------------------------------
Five-year average annual total return                 9.82%       8.04%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             2.56%       3.52%
---------------------------------------------------------------------------
Commencement date                                              08/27/93
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.62%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     8.78%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                                4.10%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                                3.55%
---------------------------------------------------------------------------
Net asset value                                                  $13.83
---------------------------------------------------------------------------
Closing common stock price                                       $11.95
---------------------------------------------------------------------------
Six-month high common stock price (02/06/01)                     $12.45
---------------------------------------------------------------------------
Six-month low common stock price (12/05/00)                      $11.00
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  72.7%
- AA/Aa..............   8.1%
- A/A................   8.8%
- BBB/Baa............  10.0%
- BB/Ba..............   0.4%


                                     [PIE CHART]
As of October 31, 2000
- AAA/Aaa............  68.0%
- AA/Aa..............  10.1%
- A/A................  10.5%
- BBB/Baa............  11.0%
- B/B................   0.4%


                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.065
12/00                                                                            0.059
1/01                                                                             0.059
2/01                                                                             0.056
3/01                                                                             0.056
4/01                                                                             0.056

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Health Care                                                                20.10                              23.30
General Purpose                                                            14.40                              10.00
Transportation                                                             11.00                               9.60
Water & Sewer                                                              10.30                               7.80
Public Building                                                             9.30                              10.30

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--August 1993 through April 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
8/93                                                                      14.9100                            15.0000
                                                                          15.6100                            15.6100
                                                                          15.0800                            13.5000
                                                                          12.9800                            11.8750
                                                                          12.8100                            11.7500
                                                                          12.5600                            10.6250
12/94                                                                     11.8700                            10.0000
                                                                          13.1300                            11.5000
                                                                          12.8300                            11.5000
                                                                          13.0600                            11.5000
12/95                                                                     13.9100                            11.3750
                                                                          13.1400                            11.1250
                                                                          13.0300                            11.0000
                                                                          13.3600                            11.2500
12/96                                                                     13.6000                            11.2500
                                                                          13.2900                            11.3750
                                                                          13.7200                            12.1250
                                                                          14.1100                            12.5000
12/97                                                                     14.4000                            12.7500
                                                                          14.4000                            12.7500
                                                                          14.4400                            13.1250
                                                                          14.8400                            13.4375
12/98                                                                     14.6500                            13.6250
                                                                          14.4900                            13.1250
                                                                          13.7900                            12.4375
                                                                          13.2800                            11.3750
12/99                                                                     12.7300                            10.8750
                                                                          13.0700                            11.1250
                                                                          13.0200                            11.4375
                                                                          13.2800                            12.0000
12/00                                                                     14.1300                            11.8750
                                                                          14.3300                            12.1700
4/01                                                                      13.8300                            11.9500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q  WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
    THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced twice during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.056 per share translates to a distribution rate of 5.62 percent based on the trust's closing market price on April 30, 2001. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.78 percent for an investor in the 36 percent federal income tax bracket.

    For the six months ending April 30, 2001, the trust produced a total return of 5.81 percent based on market price. This reflects an increase in market price from $11.625 per share on October 31, 2000, to $11.95 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  HOW DID YOU REACT
    TO THESE CONDITIONS IN
    MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance.

    When we made new investments in high-grade issues, we often looked to the intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 7-to-15-year range. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    Other investments in the high-grade sector were in premium bonds in the fifteen-year range priced to a call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that these opportunities to invest in high-grade securities offered a good balance of risk and reward.

    This does not mean we ignored the lower-rated sector all together. We actively managed our holdings in this segment of the market, selling our positions in BBB rated securities that either no longer met our investment criteria; or had already exceeded our target valuation relative to other bonds. We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads (the difference in yield between high-grade and lower-rated bonds) widened over the fourth quarter of 2000 and into January 2001.

Q   HOW DID THESE STRATEGIES AFFECT
    THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was more than 89 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 72.7 percent as of April 30, 2001, up from 68 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 10 percent, down by
1.0 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. General purpose bonds became the trust's second largest holding, representing 14.4 percent of long-term investments, up from 10 percent as of October 31, 2000. Health-care bonds still made up the largest portion of the trust, with 20.1 percent of long-term assets as of April 30, 2001, though this was down by 3.2 percent over the period.

    In general, the portfolio's composition reflects investment decisions that were made based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q  WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  95.1%
           ALASKA  1.5%
$ 3,000    Alaska St Hsg Fin Corp Ser A Rfdg........... 5.000%   12/01/18   $  2,881,140
                                                                            ------------

           ARIZONA  1.1%
  1,000    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
           Pwr Co Ser B................................ 5.800    11/01/32        871,990
  1,235    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      1,295,947
                                                                            ------------
                                                                               2,167,937
                                                                            ------------
           CALIFORNIA  4.2%
  5,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Pub Impt Proj Ser C (FSA Insd).......   *      09/01/32        838,000
  6,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Pub Impts Proj Ser C (FSA Insd)......   *      09/01/19      2,181,360
  2,000    California St Pub Wks Brd Lease Rev Dept of
           Corrections St Prisons Ser A Rfdg (AMBAC
           Insd)....................................... 5.000    12/01/19      1,977,260
  3,000    Los Angeles Cnty, CA Tran Comm Sales Tax Rev
           Prop C Second Sr Ser A (Prerefunded @
           07/01/02) (MBIA Insd)....................... 6.250    07/01/13      3,163,110
                                                                            ------------
                                                                               8,159,730
                                                                            ------------
           COLORADO  4.6%
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @ 08/31/05)... 7.000    08/31/26      1,151,940
  5,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26        872,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO (CONTINUED)
$ 1,000    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500%   11/15/31   $    984,310
  1,665    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser A....................................... 8.000    06/01/25      1,779,552
  1,085    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser A2...................................... 7.250    05/01/27      1,173,645
    919    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.650    11/01/26      1,000,800
    149    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser E....................................... 8.125    12/01/24        156,250
  1,655    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.400    12/01/18      1,673,304
                                                                            ------------
                                                                               8,792,501
                                                                            ------------
           CONNECTICUT  1.1%
  1,010    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (a).......... 6.400    09/01/11      1,069,792
    990    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (a)............................. 6.400    09/01/11      1,125,234
                                                                            ------------
                                                                               2,195,026
                                                                            ------------
           FLORIDA  1.6%
  3,000    Miami-Dade Cnty, FL Professional Sports
           Franchise Fac Tax Rfdg (MBIA Insd).......... 4.750    10/01/30      2,681,280
  1,000    Winter Springs, FL Impt Rev Cap Apprec Rfdg
           (AMBAC Insd)................................   *      10/01/20        346,370
                                                                            ------------
                                                                               3,027,650
                                                                            ------------
           GEORGIA  2.7%
  1,650    Atlanta, GA Wtr & Wastewtr Rev Ser A (FGIC
           Insd)....................................... 5.500    11/01/22      1,710,357
  3,290    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
           Rev North Hill Apts Proj Rfdg (FNMA
           Collateralized)............................. 6.625    01/01/25      3,488,387
                                                                            ------------
                                                                               5,198,744
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS  10.9%
$ 1,710    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd).......................................   *      01/01/29   $    339,076
 15,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
           Ser A Rfdg (FGIC Insd)......................   *      12/01/31      2,491,650
  5,670    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).......................................   *      01/01/29      1,153,051
  5,000    Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser
           A Rfdg...................................... 5.000%   01/01/12      4,997,600
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/41      4,520,150
  7,375    Illinois Hlth Fac Auth Rev Swedish American
           Hosp Rfdg (AMBAC Insd)...................... 5.375    11/15/13      7,475,521
                                                                            ------------
                                                                              20,977,048
                                                                            ------------
           IOWA  0.6%
  1,300    Ottumwa, IA Hosp Fac Rev Ottumwa Regl Hlth
           Rfdg & Impt................................. 6.000    10/01/18      1,203,540
                                                                            ------------

           KANSAS  1.4%
  2,655    Kansas St Dev Fin Auth Lease Juvenile
           Justice Auth Ser D (MBIA Insd).............. 5.250    05/01/14      2,722,517
                                                                            ------------

           KENTUCKY  1.5%
  3,000    Louisville & Jefferson Cnty, KY Met Swr Dist
           Drainage Rev Rfdg (MBIA Insd)............... 5.300    05/15/19      2,984,400
                                                                            ------------

           LOUISIANA  2.7%
  1,400    Louisiana Pub Fac Auth Rev Hlth Fac Glen
           Retirement Ser A............................ 6.700    12/01/25      1,339,898
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      2,061,080
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 4.750    12/01/26      1,763,800
                                                                            ------------
                                                                               5,164,778
                                                                            ------------
           MARYLAND  2.6%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        928,540
  4,000    Maryland St Hlth & Higher Edl Facs Auth Rev
           Subn Hosp Rfdg (AMBAC Insd)................. 5.000    07/01/13      4,033,400
                                                                            ------------
                                                                               4,961,940
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MASSACHUSETTS  5.2%
$ 1,200    Massachusetts Bay Tran Auth MA Genl Tran Sys
           Ser A Rfdg.................................. 6.250%   03/01/12   $  1,364,640
  2,665    Massachusetts Muni Whsl Elec Co Pwr Supply
           Sys Rev Ser B Rfdg (MBIA Insd).............. 5.000    07/01/12      2,698,099
  1,000    Massachusetts St Dev Fin Agy Rev Boston Univ
           Ser P....................................... 5.450    05/15/59        941,340
  1,000    Massachusetts St Hlth & Edl Facs Auth Rev
           Saint Mem Med Cent Ser A.................... 6.000    10/01/23        761,810
  1,886    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A (AMBAC Insd)................... 6.650    07/01/19      1,969,580
  2,530    Massachusetts St Tpk Auth Met Hwy Sys Rev
           Ser A (MBIA Insd)........................... 5.000    01/01/37      2,294,735
                                                                            ------------
                                                                              10,030,204
                                                                            ------------
           MICHIGAN  4.9%
  2,000    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Dev Area No 1 Proj Ser C1 (Prerefunded @
           07/01/06)................................... 6.250    07/01/25      2,243,240
  2,500    Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
           Insd)....................................... 6.250    07/01/12      2,635,775
  2,000    Grand Rapids, MI Wtr Supply (FGIC Insd)..... 5.750    01/01/15      2,116,100
  2,285    Taylor, MI Bldg Auth (AMBAC Insd)........... 6.000    03/01/13      2,546,655
                                                                            ------------
                                                                               9,541,770
                                                                            ------------
           MISSISSIPPI  5.0%
  3,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj Rfdg................ 5.900    05/01/22      2,734,680
  1,500    Mississippi Dev Bnk Spl Oblig Cap Proj &
           Equip Acquisition Ser A2 (AMBAC Insd)....... 5.000    07/01/24      1,416,375
  2,985    Mississippi Home Corp Single Family Rev Mtg
           Ser C (Var Rate Cpn) (GNMA
           Collateralized)............................. 7.600    06/01/29      3,402,064
  2,010    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized)................. 6.250    12/01/16      2,110,882
                                                                            ------------
                                                                               9,664,001
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW HAMPSHIRE  1.1%
$ 1,000    New Hampshire Hlth & Ed Facs Auth Rev
           Derryfield Sch.............................. 7.000%   07/01/30   $  1,023,590
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,062,190
                                                                            ------------
                                                                               2,085,780
                                                                            ------------
           NEW JERSEY  1.7%
  2,210    New Jersey Econ Dev Wtr Facs Rev NJ American
           Wtr Co Inc Ser B (FGIC Insd)................ 5.375    05/01/32      2,197,779
  1,000    New Jersey Hlthcare Facs Fin Auth Rev Saint
           Barnabas Hlth Ser C Rfdg (MBIA Insd)........ 5.000    07/01/12      1,026,000
                                                                            ------------
                                                                               3,223,779
                                                                            ------------
           NEW YORK  14.6%
  3,000    New York City Ser G......................... 6.000    02/01/11      3,206,040
  5,000    New York City Ser H......................... 5.250    03/15/14      5,109,900
  4,400    New York City Ser H (Prerefunded @
           02/01/02)................................... 7.200    02/01/13      4,598,044
  3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.200    08/15/05      3,311,130
  3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.800    08/15/24      3,373,530
  2,175    New York St Med Care Facs Fin Agy Rev NY
           Downtown Hosp Ser A (Prerefunded @
           02/15/05)................................... 6.800    02/15/20      2,445,809
  1,450    New York St Pwr Auth Rev & Genl Purp Ser CC
           (Prerefunded @ 01/01/03) (AMBAC Insd)....... 5.125    01/01/10      1,518,208
  1,000    New York St Twy Auth Svc Contract Rev Loc
           Hwy & Brdg (MBIA Insd)...................... 5.125    04/01/07      1,037,650
  3,505    Port Auth NY & NJ Cons 92nd Ser............. 5.000    07/15/15      3,502,967
                                                                            ------------
                                                                              28,103,278
                                                                            ------------
           NORTH CAROLINA  0.8%
  1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
           Rev Ser D................................... 6.700    01/01/19      1,582,335
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE

           OHIO  1.2%
$ 1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
           Proj........................................ 7.500%   01/01/30   $  1,039,340
  1,165    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg........................................ 6.100    05/15/06      1,189,477
                                                                            ------------
                                                                               2,228,817
                                                                            ------------
           OKLAHOMA  2.6%
  1,755    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,911,265
  2,785    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Cent Proj Rfdg (Connie Lee Insd)............ 6.250    06/01/06      3,060,604
                                                                            ------------
                                                                               4,971,869
                                                                            ------------
           OREGON  1.3%
  2,010    Emerald Peoples Util Dist OR Elec Sys Rev
           (FGIC Insd)................................. 7.350    11/01/09      2,411,819
                                                                            ------------

           PENNSYLVANIA  4.4%
  2,000    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.150    12/01/18      2,051,480
  3,000    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/11      3,257,370
  3,200    Philadelphia, PA Wtr & Wastewtr Rev Rfdg
           (FSA Insd).................................. 5.000    06/15/16      3,138,272
                                                                            ------------
                                                                               8,447,122
                                                                            ------------
           RHODE ISLAND  0.7%
  1,415    Rhode Island Hsg & Mtg Fin Corp Home
           Ownership Oppty Ser E1 (FHA Gtd)............ 7.500    10/01/11      1,445,762
                                                                            ------------

           SOUTH DAKOTA  0.5%
  1,000    South Dakota St Hlth & Edl Facs Auth Rev
           Childrens Care Hosp Rfdg.................... 6.125    11/01/29        997,990
                                                                            ------------

           TENNESSEE  1.3%
  1,270    Elizabethton, TN Hlth & Edl Facs Brd Rev
           Impt Hosp First Mtg Ser B Rfdg.............. 8.000    07/01/33      1,337,132
  1,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg MTN States Hlth Ser A Rfdg
           (MBIA Insd)................................. 7.500    07/01/25      1,198,870
                                                                            ------------
                                                                               2,536,002
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS  8.1%
$ 3,065    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Baptist Mem Hosp Sys Proj (Prerefunded @
           08/15/04) (MBIA Insd)....................... 6.625%   02/15/13   $  3,395,070
  1,375    Brownsville, TX Util Sys Rev................ 7.375    01/01/10      1,569,068
  1,515    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd).... 5.750    02/15/16      1,583,402
  3,480    Houston, TX Arpt Sys Rev.................... 9.500    07/01/10      4,380,694
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A........................ 7.625    02/15/28        997,560
  1,990    Stafford, TX Econ Dev Corp (FGIC Insd)...... 6.000    09/01/19      2,165,120
  1,510    Texas St Wtr Fin Assistance................. 5.500    08/01/35      1,507,312
                                                                            ------------
                                                                              15,598,226
                                                                            ------------
           WISCONSIN  0.9%
  1,000    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Cent Proj................ 5.625    05/15/29        883,660
  1,000    Wisconsin St Hlth & Edl Facs Auth Rev
           Marquette Univ (MBIA Insd).................. 4.750    06/01/28        876,630
                                                                            ------------
                                                                               1,760,290
                                                                            ------------
           WYOMING  0.8%
  1,500    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
           (AMBAC Insd)................................ 6.700    05/01/12      1,589,940
                                                                            ------------

           PUERTO RICO  3.5%
  6,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
           Rev Ser Y Rfdg (FSA Insd)................... 6.250    07/01/21      6,850,140
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $171,597,585)....................................................    183,506,075
SHORT-TERM INVESTMENTS  3.2%
  (Cost $6,200,000)......................................................      6,200,000
                                                                            ------------
TOTAL INVESTMENTS  98.3%
  (Cost $177,797,585)....................................................    189,706,075
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%..............................      3,287,023
                                                                            ------------
NET ASSETS  100.0%.......................................................   $192,993,098
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $177,797,585).......................    $189,706,075
Cash........................................................          85,981
Receivables:
  Interest..................................................       3,363,974
  Investments Sold..........................................         211,430
Other.......................................................           3,206
                                                                ------------
    Total Assets............................................     193,370,666
                                                                ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................         104,063
  Income Distributions--Preferred Shares....................          54,797
  Administrative Fee........................................          31,020
  Affiliates................................................           4,224
Trustees' Deferred Compensation and Retirement Plans........         128,100
Accrued Expenses............................................          55,364
                                                                ------------
    Total Liabilities.......................................         377,568
                                                                ------------
NET ASSETS..................................................    $192,993,098
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,200 issued with liquidation preference of
  $25,000 per share)........................................    $ 80,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,168,211 shares issued and
  outstanding)..............................................          81,682
Paid in Surplus.............................................     120,809,877
Net Unrealized Appreciation.................................      11,908,490
Accumulated Undistributed Net Investment Income.............         541,577
Accumulated Net Realized Loss...............................     (20,348,528)
                                                                ------------
    Net Assets Applicable to Common Shares..................     112,993,098
                                                                ------------
NET ASSETS..................................................    $192,993,098
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($112,993,098 divided by
  8,168,211 shares outstanding).............................    $      13.83
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,691,482
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      627,448
Administrative Fee..........................................      193,062
Preferred Share Maintenance.................................      106,874
Trustees' Fees and Related Expenses.........................       15,660
Legal.......................................................        8,227
Custody.....................................................        6,208
Other.......................................................       69,674
                                                              -----------
    Total Expenses..........................................    1,027,153
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,664,329
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,162,873
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,243,681
  End of the Period.........................................   11,908,490
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,664,809
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,827,682
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,492,011
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  4,664,329        $  8,834,295
Net Realized Gain/Loss.............................      1,162,873            (127,314)
Net Unrealized Appreciation During the Period......      1,664,809           5,272,495
                                                      ------------        ------------
Change in Net Assets from Operations...............      7,492,011          13,979,476
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (2,866,873)         (6,370,796)
  Preferred Shares.................................     (1,536,409)         (3,258,278)
                                                      ------------        ------------
Total Distributions................................     (4,403,282)         (9,629,074)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      3,088,729           4,350,402
NET ASSETS:
Beginning of the Period............................    189,904,369         185,553,967
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $541,577
  and $280,530, respectively)......................   $192,993,098        $189,904,369
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS
                                               ENDED
                                             APRIL 30,    -----------------------------
                                                2001       2000       1999       1998
                                             ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................   $13.46     $ 12.92   $  14.72   $  14.17
                                               ------     -------   --------   --------
  Net Investment Income.....................      .57        1.08       1.10       1.10
  Net Realized and Unrealized Gain/Loss.....      .34         .64      (1.84)       .54
                                               ------     -------   --------   --------
Total from Investment Operations............      .91        1.72       (.74)      1.64
                                               ------     -------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............      .35         .78        .74        .74
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .19         .40        .32        .35
                                               ------     -------   --------   --------
Total Distributions.........................      .54        1.18       1.06       1.09
                                               ------     -------   --------   --------
NET ASSET VALUE, END OF THE PERIOD..........   $13.83     $ 13.46   $  12.92   $  14.72
                                               ======     =======   ========   ========

Market Price Per Share at End of the
  Period....................................   $11.95     $11.625   $11.1875   $13.6875
Total Investment Return at Market Price
  (b).......................................    5.81%**    11.15%    -13.37%     15.87%
Total Return at Net Asset Value (c).........    5.35%**    10.62%     -7.47%      9.35%
Net Assets at End of the Period (In
  millions).................................   $193.0     $ 189.9   $  185.6   $  200.2
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*..............    1.81%       1.88%      1.79%      1.83%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    5.50%       5.27%      5.60%      5.24%
Portfolio Turnover..........................      25%**       24%        36%        15%
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............    1.06%       1.07%      1.06%      1.09%

** Non-Annualized

(a) Net Asset Value at August 27, 1993, of $15.00 is adjusted for common share offering costs of $.08 per common share. Net asset value at October 31, 1993 of $15.13 is adjusted for preferred share offering costs of $.16 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                         AUGUST 27, 1993
                                          (COMMENCEMENT
YEAR ENDED OCTOBER 31,                    OF INVESTMENT
--------------------------------------    OPERATIONS) TO
     1997     1996     1995     1994     OCTOBER 31, 1993
---------------------------------------------------------
    $13.51   $13.31   $11.93   $ 14.97       $ 14.92
    ------   ------   ------   -------       -------
      1.12     1.12     1.15      1.12           .09
       .63      .19     1.45     (3.07)          .12
    ------   ------   ------   -------       -------
      1.75     1.31     2.60     (1.95)          .21
    ------   ------   ------   -------       -------
       .74      .76      .83       .83           -0-
       .35      .35      .39       .26           -0-
    ------   ------   ------   -------       -------
      1.09     1.11     1.22      1.09           -0-
    ------   ------   ------   -------       -------
    $14.17   $13.51   $13.31   $ 11.93       $ 15.13
    ======   ======   ======   =======       =======

    $12.50   $11.50   $11.50   $ 9.875       $14.625
    15.58%    6.82%   25.22%   -27.65%        -2.50%**
    10.71%    7.44%   19.09%   -16.10%          .87%**
    $195.7   $190.3   $188.7   $ 177.4       $ 123.6
     1.88%    1.94%    1.98%     1.82%         1.30%
     5.61%    5.77%    6.01%     6.34%         3.40%
       16%      37%      79%      214%           24%**
     1.09%    1.12%    1.12%     1.09%         1.30%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $419,515.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $21,511,401, which will expire between October 31, 2002 and October 31, 2008.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $177,797,585; the aggregate gross unrealized appreciation is $12,840,985 and the aggregate gross unrealized depreciation is $932,495, resulting in net unrealized appreciation on long- and short-term investments of $11,908,490.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $14,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $47,340,181 and $51,410,010, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,200 Auction Preferred Shares ("APS") in two series of 1,600 shares each. Dividends are cumulative and the dividend rate is generally reset every 7 days for both series through an auction process. The average rate in effect on April 30, 2001 was 3.825%. During the six months ended April 30, 2001, the rates ranged from 2.900% to 5.100%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL
INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.